                                                                    Exhibit 10 M

              CARPENTER TECHNOLOGY CORPORATION CHANGE OF CONTROL
                                SEVERANCE PLAN

                                 INTRODUCTION
                                 ------------

          As is the case with many publicly held corporations, there exists the possibility of a Change of Control of the Company. This possibility and the uncertainty it creates may result in the loss or distraction of employees of the Company and its Subsidiaries to the detriment of the Company and its stockholders. The avoidance of such loss and distraction is essential to protecting and enhancing the best interests of the Company and its stockholders.

          When a Change of Control is perceived as imminent, or is occurring, the Company should be able to receive and rely on disinterested service from employees regarding the best interests of the Company and its stockholders without concern that employees might be distracted or concerned by the personal uncertainties and risks created by the perception of an imminent or occurring Change of Control.

          It is consistent with the employment practices and policies of the Company and its Subsidiaries and in the best interests of the Company and its stockholders to treat fairly its employees whose employment terminates in connection with or following a Change of Control. Accordingly, it has been determined that appropriate steps should be taken to assure the Company and its Subsidiaries of the continued employment and attention and dedication to duty of their employees and to seek to ensure the availability of their continued service, notwithstanding the possibility, threat or occurrence of a Change of Control.

          Therefore, in order to fulfill the above purposes, the following plan has been developed and is hereby adopted.

                                   ARTICLE I
                             ESTABLISHMENT OF PLAN
                             ---------------------

          As of the Effective Date, the Company hereby establishes a separation compensation plan known as the Carpenter Technology Corporation Change of Control Severance Plan, as set forth in this document.

                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

          As used herein the following words and phrases shall have the following meanings unless the context clearly indicates otherwise:

          (a) Affiliated Company.  Any company controlled by, controlling or
              ------------------
under common control with the Company.

          (b) Annual Salary.  The Participant's regular annual base salary
              -------------
immediately prior to his or her termination of employment, including compensation converted to other benefits under a flexible pay arrangement maintained by the Company or any Subsidiary or deferred pursuant to a written plan or agreement with the Company or any Subsidiary, but excluding overtime pay, allowances, premium pay, compensation paid or payable under any Company bonus or incentive plan of the Company or any Subsidiary or any similar payment.

          (c) Board.  The Board of Directors of Carpenter Technology
              -----
Corporation.

          (d) Cause.  With respect to any Participant:  (i)  the willful and
              -----
continued failure of the Participant to perform substantially the Participant's duties with the Company or any Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by an executive officer of the Company which specifically identifies the manner in which the executive officer believes that the Participant has not substantially performed the Participant's duties, or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or any Subsidiary. For purposes of this definition, no act or failure to act on the part of the Participant shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company or any Subsidiary. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or another executive officer of the Company or any Subsidiary or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company.

          (e) Change of Control.  The occurrence of any of the following events:
              -----------------

              (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership
                       ------------
(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the
      --------------------------------
then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");
                                -------------------------------------
provided, however, that, for purposes of this subsection (i), the following
--------  -------
acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company, or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B), and (C) of paragraph (iii) of this definition of Change of Control;

              (ii) Individuals who, as of the Effective Date, constitute the Board

(the "Incumbent Board") cease for any reason to constitute at least a majority
      ---------------
of the Board; provided, however, that any individual becoming a director
              -----------------
subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (iii) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity (a "Business
                                                             --------
Combination"), in each case, unless, following such Business Combination, (A)
-----------
all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     (f)  Code.  The Internal Revenue Code of 1986, as amended from time to
          ----
time.

     (g)  Committee.  The Human Resources Committee of the Board.
          ---------

          (h) Company.  Carpenter Technology Corporation and any successor or
              -------
assignee to the business or assets which becomes bound by this Plan by reason of
Article V.

          (i) Date of Termination.  The date on which a Participant ceases to be
              -------------------
an Employee of an Employer.

          (j) Disability.  A condition such that the Participant has terminated
              ----------
employment with the Participant's Employer with a qualifying disability and has immediately begun receiving benefits from a long-term disability plan of the Company or any Employer.

          (k)  Effective Date.  April 26, 2001.
               --------------

          (l) Employee.  A full-time employee of an Employer.
              --------

          (m) Employer.  The Company or any Subsidiary (or any parent
              --------
corporation of the Company or any of such parent corporation's subsidiaries) by which a Participant is employed.

          (n) ERISA.  The Employee Retirement Income Security Act of 1974, as
              -----
amended from time to time.

          (o) Good Reason.  With respect to any Participant, without such
              -----------
Participant's written consent: (i) any reduction in the Participant's Annual Salary or Target Annual Bonus opportunity, as in effect during the 120-day period immediately preceding the Change of Control (or as such amounts may be increased from time to time), other than as a result of an isolated and inadvertent action not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Participant; (ii) the Employer requiring the Participant to relocate his or her principal place of business to a location which is more than 35 miles from his or her previous principal place of business; (iii) the assignment to the Participant of any duties inconsistent in any material and adverse respect with the duties assigned to the Participant during the 120-day period immediately prior to a Change of Control, other than an isolated, insubstantial and inadvertent action that is not taken in bad faith and is remedied by the Employer promptly after receipt of notice thereof from the Participant; (iv) any material reduction in benefits of the Participant, as in effect during the 120-day period immediately preceding the Change of Control, other than as a result of an isolated and inadvertent action not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Participant; provided, however,
                                                          --------  -------
that no material reduction shall be deemed to have occurred following a Change of Control if the benefits provided to the Participant are (A) reasonably equivalent to the benefits provided to similarly situated employees of the company resulting from a Business Combination and its subsidiaries, and (B) comparable to the benefits provided to the Participant immediately prior to the Change of Control;
(v) any purported termination of the Plan otherwise than as expressly permitted by the Plan; or (vi) any failure by the Employer to comply with and satisfy
Article VI of the Plan.

          (p) Participant.  Any individual whose employment is classified as job
              -----------
class 19 or above and any other individual employed by the Company or any of its Affiliated Companies in an equivalent position who is designated as a Participant by the Chief Executive Officer of the Company; provided, however,
                                                           --------  -------
that no individual who is a party to a separately executed change of control or similar agreement with the Company or any of its Affiliated Companies entered into prior to a Change of Control shall be a Participant so long as such agreement remains in force. Each individual who is a Participant immediately prior to a Change of Control shall remain a Participant at least until the second anniversary of the Change of Control. Notwithstanding the foregoing, individuals employed primarily outside of the United States are not eligible to be Participants.

          (q) Plan.  Carpenter Technology Corporation Change of Control
              ----
Severance Plan.

          (r) Separation Benefits.  The benefits described in Section 4.2 that
              -------------------
are provided to qualifying Participants under the Plan.

          (s) Subsidiary.  Any corporation in which the Company, directly or
              ----------
indirectly, holds a majority of the voting power of such corporation's outstanding shares of capital stock.

          (t) Target Annual Bonus.  The Participant's target bonus under the
              -------------------
Company's annual incentive plans for the fiscal year in which such Participant's Date of Termination occurs (or, if no target bonus has been set for such fiscal year, the Participant's target bonus for the immediately preceding fiscal year).

                                  ARTICLE III
                                  ELIGIBILITY
                                  -----------

          A Participant shall cease to be a Participant in the Plan only as a result of an amendment or termination of the Plan complying with Article VI of the Plan, or when the Participant ceases to be an Employee of any Employer, unless, at the time the Participant ceases to be an Employee, such Participant is entitled to payment of a Separation Benefit as provided in the Plan. A Participant entitled to payment of a Separation Benefit or any other amounts under the Plan shall remain a Participant in the Plan until the full amount of the Separation Benefit and any other amounts payable under the Plan have been paid to the Participant.

                                   ARTICLE IV
                              SEPARATION BENEFITS
                              -------------------

          4.1  Terminations of Employment Which Give Rise to Separation Benefits
               -----------------------------------------------------------------
Under This Plan.  A Participant shall be entitled to Separation Benefits as set
---------------
forth in Section 4.2 below if, at any time during the two-year period immediately following a Change of Control, the Participant's employment is terminated (i) by the Employer for any reason other than Cause, death, or Disability or (ii) by the Participant, within 120 days after the Participant has knowledge of the occurrence of Good Reason.

          4.2  Separation Benefits.
               -------------------

          (a) If a Participant's employment is terminated in circumstances entitling such participant to Separation Benefits pursuant to Section 4.1, the Company shall provide to such Participant, within ten days following the Date of Termination, a lump sum cash payment as set forth in subsection (b) below, and shall provide to the Participant the continued benefits and outplacement as set forth in subsections (b), (c) and (d) below. For purposes of determining the benefits set forth in subsection (b), if the termination of the Participant's employment is for Good Reason based upon a reduction of the Participant's Annual Salary, opportunity to earn Target Annual Bonuses, or other compensation or employee benefits, such reduction shall be ignored.

          (b) The cash lump sum referred to in Section 4.2(a) shall be the aggregate of the amounts set forth in clauses (i), (ii) and (iii):

               (i) the sum of (A) any portion of the Participant's Annual Salary earned through the Date of Termination that was not previously paid and (B) any compensation previously deferred by the Participant (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid and in full satisfaction of the rights of the Participant thereto;

               (ii)  an amount equal to one times the Participant's Annual
     Salary;

     and

               (iii) an amount equal to one times the Participant's Target Annual Bonus.

          (c) The Company shall at its sole expense provide the Participant with reasonable outplacement services, at a cost not to exceed $20,000, during the one-year period following the Participant's Date of Termination. The Participant shall not, however, be entitled to any payment in lieu of accepting outplacement assistance services.

          (d) The Participant (and eligible family members) shall be eligible for participation in and shall receive all benefits under any medical and dental plan, plan, program, policy, practice, contract or agreement of the Company and its Affiliated Companies for which the Participant was eligible prior to the Change of Control, on terms no less favorable than those applicable to the Participant prior to the Participant's Date of Termination, for the six months immediately following the Participant's Date of Termination; provided, however,
                                                             --------  -------
that during any period when the Participant becomes reemployed with another employer and is eligible to receive any such benefits under another employer-provided plan, the medical and dental benefits provided by the Company and the Affiliated Companies described herein shall be secondary to those provided under such other plan during such period of eligibility.

          4.3  Other Benefits Payable.  To the extent not theretofore paid or
               ----------------------
provided, the Company shall timely pay or provide (or cause to be paid or provided) to a Participant entitled to the Separation Benefits, any amounts or benefits required to be paid or provided to the Participant, or which the Participant is eligible to receive, under the General Retirement Plan for Employees of Carpenter Technology Corporation (the "GRP"), and the Separation
                                                    ---
Benefits shall be reduced, dollar for dollar (but not below zero), by any amounts received by the Participant pursuant to the GRP. Any other severance pay or pay in lieu of notice required to be paid to such Participant under applicable law or under any other severance pay plan or policy of the Company or any Employer, including, without limitation, under the Severance Pay Plan for Salaried Employees of Carpenter Technology Corporation (but excluding the GRP) shall be reduced, dollar for dollar (but not below zero), by the Separation Benefits. The Separation Benefits shall in no event affect a Participant's eligibility for or entitlement to benefits under the GRP or any other qualified or nonqualifed retirement or pension benefit or welfare or fringe benefit plan, program, policy, practice, contract or agreement of the Company and its Affiliated Companies.

          4.4  Certain Reduction of Payments by the Company.
               --------------------------------------------

          (a)  Reduction of Certain Payments.  For purposes of this Section 4.4:
               -----------------------------
(i) a "Payment" shall mean any payment or distribution in the nature of
       -------
compensation to or for the benefit of the Participant, whether paid or payable pursuant to this Plan or otherwise; (ii) "Plan Payment" shall mean a Payment
                                          ------------
paid or payable pursuant to this Plan (disregarding this Section 4.4); (iii) "Present Value" shall mean such value determined in accordance with Sections
--------------
280G(b)(2)(A)(ii) and 280G(d)(4) of the Code; and (iv) "Reduced Amount" shall
                                                        --------------
mean an amount expressed in Present Value that maximizes the aggregate Present Value of Plan Payments without causing any Payment to be nondeductible by the Company or Employer because of Section 280G of the Code.

          (b) Anything in this Plan to the contrary notwithstanding, in the event PricewaterhouseCoopers LLP or such other accounting firm retained by the Company to perform its annual audit (the "Accounting Firm") shall determine that
                                  ---------------
receipt of all Payments would subject the Participant to tax under Section 4999 of the Code, the aggregate Plan Payments shall be reduced (but not below zero) to meet the definition of Reduced Amount.

          (c) If the Accounting Firm determines that aggregate Plan Payments should be reduced to the Reduced Amount, the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof, and the Participant may then elect, in his or her sole discretion, which and how much of the Plan Payments shall be eliminated or reduced (as long as after such election the Present Value of the aggregate Plan Payments equals the Reduced Amount), and shall advise the Company in writing of his or her election within 30 days of his or her receipt of notice. If no such election is made by the Participant within such 30-day period, the Company may elect which of such Plan Payments shall be eliminated or reduced (as long as after such election the Present Value of the aggregate Plan Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. All determinations made by the Accounting Firm under this Section shall be binding upon the Company and the Participant and shall be made within 60 days of a termination of employment of the Participant. As promptly as practicable following such determination, the Company shall pay to or distribute for the benefit of the Participant such Plan Payments as are then due to the Participant under this Plan and shall promptly pay to or distribute for the benefit of the Participant in the future such Plan Payments as become due to the Participant under this Plan.

          (d) As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that amounts will have been paid or distributed by the Company to or for the benefit of the Participant pursuant to this Plan which should not have been so paid or distributed ("Overpayment") or that additional
                                              -----------
amounts which will have not been paid or distributed by the Company to or for the benefit of the Participant pursuant to this Plan could have been so paid or distributed ("Underpayment"), in each case, consistent with the calculation of
              ------------
the Reduced Amount hereunder. In the event that the Accounting Firm, based upon the assertion of a deficiency by the Internal Revenue Service against either the Company or the Participant which the Accounting Firm believes has a high probability of success determines that an Overpayment has been made, any such Overpayment paid or distributed by the Company to or for the benefit of the Participant shall be treated for all purposes as a loan to the Participant which the Participant shall repay to the Company together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no
--------  -------
amount shall be payable by the Participant to the Company if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Accounting Firm, based upon controlling precedent or substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

          (e) All fees and expenses of the Accounting Firm in implementing the provisions of this Section 4.4 shall be borne by the Company.

                                   ARTICLE V
                              SUCCESSOR TO COMPANY
                              --------------------

          5.1 This Plan shall bind any successor of the Company, its assets or its businesses (whether direct or indirect, by purchase, merger, consolidation or otherwise), in the same manner and to the same extent that the Company would be obligated under this Plan if no succession had taken place.

          5.2 In the case of any transaction in which a successor would not by the foregoing provision or by operation of law be bound by this Plan, the Company shall require such successor expressly and unconditionally to assume and agree to perform the Company's obligations under this Plan, in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

                                   ARTICLE VI
                      DURATION, AMENDMENT AND TERMINATION
                      -----------------------------------

          6.1  Duration of Plan.  If a Change of Control has not occurred and
               ----------------
the Board does not have knowledge of an event that could reasonably be expected to constitute a Change of Control, this Plan may be terminated by resolution adopted by the Board; provided that the Participants are given written notice of
                      --------
such termination three years in advance of such termination. If a Change of Control occurs while this Plan is in effect, this Plan shall continue in full force and effect for at least two years following such Change of Control, and shall not terminate or expire until after all Participants who become entitled to any payments hereunder shall have received such payments in full.

          6.2  Amendment or Termination.  The Board may amend or terminate this
               ------------------------
Plan; provided, that this Plan may not be terminated or amended in a manner
      --------
adverse to Participants prior to the third anniversary of the date on which notice of such amendment or termination is provided to the Participants or during the two-year period following a Change of Control.

          6.3  Procedure for Extension, Amendment or Termination.  Any
               -------------------------------------------------
extension, amendment or termination of this Plan by the Board in accordance with the foregoing shall be made by action of the Board in accordance with the Company's charter and by-laws and applicable law.

                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------

          7.1  Full Settlement.  The Company's obligation to make the payments
               ---------------
provided for under this Plan and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against a Participant or others. In no event shall a Participant be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Participant under any of the provisions of this Plan and such amounts shall not be reduced whether or not the Participant obtains other employment. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which a Participant may reasonably incur as a result of any contest by the Company, the Participant or others of the validity or enforceability of, or liability under, any provision of this Plan or any guarantee of performance thereof (including as a result of any contest by the Participant about the amount of any payment pursuant to this Plan), provided, that such reimbursement
                                              --------
shall be made only if the Participant prevails on substantially all of the issues in connection with such dispute. Such reimbursement shall be made as soon as practicable following the resolution of such contest or dispute (whether or not appealed).

          7.2  Employment Status.  This Plan does not constitute a contract of
               -----------------
employment or impose on the Participant or the Participant's Employer any obligation for the Participant to remain an Employee or change the status of the Participant's employment or the policies of the Company and its Subsidiaries regarding termination of employment. For purposes of this Plan, employment with any of the Company's Subsidiaries or any parent corporation of the Company or any of its subsidiaries shall be treated as continued employment with the Company.

          7.3  Confidential Information.  Each Participant shall hold in a
               ------------------------
fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its Affiliated Companies, and their respective businesses, which shall have been obtained by the Participant during the Participant's employment by the Company or any of its Affiliated Companies and which shall not be or become public knowledge (other than by acts by the Participant or representatives of the Participant in violation of this Plan). After termination of a Participant's employment with the Company, the Participant shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 7.3 constitute a basis for deferring or withholding any amounts otherwise payable under this Plan.

          7.4  Named Fiduciary; Administration.  The Company is the named
               -------------------------------
fiduciary of the Plan, and shall administer the Plan, acting through the Pension Board of the GRP (the "Administrative Committee").
                       ------------------------

          7.5  Claim Procedure.  If an Employee or former Employee makes a
               ---------------
written request alleging a right to receive benefits under this Plan or alleging a right to receive an adjustment in benefits being paid under the Plan, the Company shall treat it as a claim for benefit. All claims for benefit under the Plan shall be sent to the Administrative Committee and must be received within 30 days after termination of employment. If the Company determines that any individual who has claimed a right to receive benefits, or different benefits, under the Plan is not entitled to receive all or any part of the benefits claimed, it will inform the claimant in writing of its determination and the reasons therefor in a manner calculated to be understood by the claimant. The notice will be sent within 60 days of the claim. The notice shall make specific reference to the reasons for denial and pertinent Plan provisions on which the denial is based, and describe any additional material or information necessary for the claim to succeed and a description of why it is necessary. Such notice shall, in addition, inform the claimant what procedure the claimant should follow to take advantage of the review procedures set forth below in the event the claimant desires to contest the denial of the claim. The claimant may within 90 days thereafter submit in writing to the Company a notice that the claimant contests the denial of his or her claim by the Company and desires a further review. The Administrative Committee shall within 60 days thereafter review the claim and authorize the claimant to appear personally and review pertinent documents and submit issues and comments relating to the claim to the persons responsible for making the determination on behalf of the Company. The Company will render its final decision with specific reasons therefor and in a manner calculated to be understood by the claimant, and will transmit it to the claimant within 60 days of the written request for review. If the Company fails to respond to a claim filed in accordance with the foregoing within 60 days, the Company shall be deemed to have denied the claim. This Section 7.5 shall not serve to prohibit any Participant from bringing an action in a court of competent jurisdiction to enforce his or her rights under the Plan after satisfaction of the foregoing procedures.

          7.6  Unfunded Plan Status.  All payments pursuant to the Plan shall be
               --------------------
made from the general funds of the Company and no special or separate fund shall be established or other segregation of assets made to assure payment. No Participant or other person shall have under any circumstances any interest in any particular property or assets of the Company as a result of participating in the Plan. Notwithstanding the foregoing, the Company may (but shall not be obligated to) create one or more grantor trusts, the assets of which are subject to the claims of the Company's creditors, to assist it in accumulating funds to pay its obligations under the Plan.

          7.7  Validity and Severability.  The invalidity or unenforceability of
               -------------------------
any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, which shall remain in full force and effect, and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          7.8  Governing Law.  The validity, interpretation, construction and
               -------------
performance of the Plan shall in all respects be governed by the laws of the State of Delaware without reference to principles of conflict of law, except to the extent pre-empted by Federal law.

          7.9  Top-Hat Plan.  For purposes of ERISA, the Plan is intended to
               ------------
constitute a "top-hat" plan, as described in Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA and the regulations promulgated thereunder.